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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Millennium Pharmaceuticals, Inc. of our report dated February 12, 1999 relating to the financial statements of CytoMed, Inc., which appears in the Current Report on Form 8-K/A of Millennium Pharmaceuticals, Inc. dated January 6, 2000.


                         /s/ PricewaterhouseCoopers LLP



Boston, Massachusetts
April 25, 2000













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